EXHIBIT 10.10
AMENDMENT TO LEASE AGREEMENT

     This Amendment to Lease Agreement is made and entered into effective June 30, 1996 by and between Health Care REIT, Inc., a corporation organized under the laws of the State of Delaware ("Landlord"), having its principal office located at One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio 43603, and Sterling House Corporation, a corporation organized under the laws of the State of Kansas ("Tenant"), having its chief executive office located at 453 South Webb Road, Suite 500, Wichita, Kansas 67207.

     WHEREAS, effective March 28, 1996, Landlord and Tenant entered into a certain Lease Agreement ("Lease") for the real property legally described on Exhibit A attached hereto and made a part hereof ("Premises");

     WHEREAS, Landlord and Tenant now desire to amend the Lease as hereinafter set forth, and to ratify and confirm the Lease in all other respects.
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     NOW, THEREFORE, in consideration of these Premises, the
mutual promises of the parties, and other good and valuable consideration, the receipt and sufficiency of which are mutually acknowledged, the parties agree as follows:

     1. Paragraph 2.5 of the lease shall be deleted and replaced with the following language:

     "2.5 Increase of Lease Rate and Base Rent. Commencing on the first anniversary of the Term Commencement Date and on each anniversary thereafter during the Term, including any Renewal Term and Extended Term, (each such date shall be herein defined as "Rent Adjustment Date") the Base Rent shall be increased so as to equal the lesser of (a) the Maximum Rent Adjustment (defined below), or (b) an amount determined by multiplying the Base Rent then in effect times a fraction, the numerator of which shall be the CPI Index on the applicable Rent Adjustment Date and the denominator of which shall be the CPI Index on the preceding Rent Adjustment Date (or on the Completion Date in the case of the first Rent Adjustment date).

     If, for any Lease Year or any portion thereof, the Base Rent is adjusted in accordance with clause (b) above, then the difference between the Base Rent for such Lease Year, and the Base Rent for such lease Year if adjusted in accordance with clause (a) above shall be referred to herein as the "Rent Shortfall." If, for any Lease Year, the Base Rent is adjusted in accordance with clause (a), then the difference between the Base Rent for such Lease Year and the Base Rent for such Lease Year if adjusted in accordance with clause (b), shall be referred to herein as the "Rent Surplus."

     In the event there is a Rent Shortfall for any lease Year, Tenant shall also pay to Landlord, as part of the Base Rent due hereunder, an amount equal to such Rent Shortfall, plus any Rent Shortfall in any previous Lease Years, up to an amount equal to the Rent Surplus, if any, for the then current Lease Year less any prior payments on account of a Rent Shortfall.

     As used herein, the "Maximum Rent Adjustment" shall be the Base Rent in any applicable year, which would result solely by multiplying, in each year, on the Rent Adjustment Date, the Base Rent then in effect (as adjusted pursuant to this Section 2.5 only) by 1.02.

     As used herein, the "CPI Index" shall mean and refer to the Consumer Price Index for Urban Wage Earners and Clerical Workers, U.S. Cities Average. All items (1982-84-100) published by the Bureau of labor Statistics of the U.S. Department of Labor; provided that if complication of the CPI Index in its present form and calculated on its present basis is discontinued or transferred to any other governmental department of bureau, then the index most nearly the same as the CPI Index published by the Bureau of labor statistics shall be used. If there is not such similar index, a substitute index which is then generally recognized as being similar to the CPI Index shall be used, such substitute index to b e reasonable selected by Landlord. Until the CPI Index is established, Tenant shall pay the Base Rent calculated in accordance with clause (a) above, and once the CPI Index for the Rent Adjustment Date of such Lease Year is published, the new Base Rent (as increased) shall be effective retroactively as of the Rent Adjustment Date with the remaining payments to be adjusted ratably.

     2.  In all other respects, the Lease is hereby ratified and confirmed.
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     IN WITNESS WHEREOF, the parties hereto have executed this
Amendment to Lease or caused the same to be executed by their respective duly authorized officers as of the date first set forth above.

Signed and acknowledged
in the presence of:                        Health Care REIT, Inc.

Signature_________________________        By:____________________
Print Name________________________          Title:_______________

Signature_________________________
Print Name________________________

                                       Sterling House Corporation
Signature_________________________      By:______________________
Print Name________________________       Title:__________________
                                         Tax I.D. No.:___________
signature_________________________
Print Name________________________

STATE OF OHIO            )
                         ) ss:
COUNTY OF LUCAS          )

     The foregoing instrument was acknowledge before me this ____ day of _____, 1996 by ________________ of Health Care REIT, Inc.,
a Delaware corporation, on behalf of the corporation.

                          __________________________________
                          Notary Public

My Commission Expires:_________________      [SEAL]
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